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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 23, 2000


                                 SUSSEX BANCORP
                                 --------------
             (Exact name of registrant as specified in its charter)


        New Jersey                 0-29030                 22-3475473
        ----------                 -------                 ----------
(State or other jurisdiction     (Commission              (IRS Employer
     of incorporation)           File Number)           Identification No.)


            399 Route 23
         Franklin, New Jersey                                  07416
         --------------------                                  -----
(Address of principal executive offices)                     (Zip Code)



        Registrant's telephone number, including area code (973) 827-2914
                                                           --------------


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


Item 5.  Other events.
         ------------

         On October 23, 2000, the Registrant announced that the Registrant had entered into an agreement, subject to regulatory approval, whereby Lakeland Bancorp will acquire newly issued common shares of Registrant representing 9.9% of Registrant's outstanding shares at $8.50 per share.


Item 7.  Exhibits.
         --------

         The following exhibits are filed with this Current Report on Form 8-K.

         Exhibit No.    Description
         ----------     -----------

         99(a)          Press release announcing the sale of the Registrant's
                         shares.
         99(b)          Stock Purchase Agreement for shares of Sussex Bancorp.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, Sussex Bancorp, has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            SUSSEX BANCORP
                                            --------------
                                             (Registrant)


Dated:   October 27, 2000                   By:  /s/ Candace A. Leatham
                                                ------------------------
                                                   CANDACE A. LEATHAM
                                                 Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------

                           CURRENT REPORT ON FORM 8-K
                           --------------------------





Exhibit No.       Description                                    Page No.
-----------       -----------                                    --------

   99(a)          Press release announcing the                      5
                  sale of the Registrant's shares

   99(b)          Stock Purchase Agreement for                     6-23
                  Shares of Sussex Bancorp